Exhibit 10.137

SECOND AMENDMENT

TO GROUND LEASE

THIS SECOND AMENDMENT TO GROUND LEASE (this “Second Amendment”) made as of the 10th day of July, 2013, by and between METRO KNOXVILLE HMA, LLC, a Tennessee limited liability company (“Landlord”), and KNOXVILLE EQUITY PARTNERS, LLC, a Tennessee limited liability company (“Tenant”) (Landlord and Tenant are referred to together as the “Parties”).

W I T N E S S E T H:

WHEREAS, St. Mary’s Health System, Inc. (“SMHS”), as landlord, and Tenant, as tenant, entered into that certain Ground Lease dated of April 13, 2004 (the “Original Lease”);

WHEREAS, SMHS and Tenant amended the Original Lease by that First Amendment to Ground Lease dated as of April 15, 2008 (the “First Amendment”; the Original Lease as amended by the First Amendment, is referred to herein as the “Lease”);

WHEREAS, SMHS assigned its interest in and to the Lease to Landlord pursuant to an Assignment and Assumption Agreement dated as of October 1, 2011; and

WHEREAS, Tenant and Landlord desire to confirm that the Lease is in full force and effect and to amend the Lease only as specifically provided in this Second Amendment.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Incorporation of Recitals. The above recitals are true and correct and are hereby incorporated by this reference.

2. Grant; Premises. The first sentence of Section 1.1 of the Lease is hereby deleted in its entirety and replaced with the following:

“Landlord is the owner of certain real property located in the County of Knox, State of Tennessee, legally described on Exhibit A attached hereto and made a part hereof (the “Land”). The Landlord wishes to lease that portion of the Land comprising the footprint of the “MOB” (the “Premises”) as approximately shown on the site plan attached hereto as Exhibit B (the “Campus Site Plan”) and described with particularity on the attached Exhibit B-1, to Tenant.”

3. Exhibit B-1. Exhibit B-1 attached hereto is hereby added to the Lease immediately following Exhibit B attached to the Lease.

4. Conflict. In the event of a conflict between the provisions of this Second Amendment and the provisions of the Lease, the provisions of this Second Amendment shall control.

5. Successors and Assigns. This Second Amendment shall be binding upon, and inure to the benefit of, the Parties hereto and their respective successors and assigns.

6. Ratification. Except as herein expressly amended, each and every other term of the Lease shall remain unchanged and in full force and effect without modification, and Landlord and Tenant hereby ratify and affirm the same.

7. Counterpart Signatures. This Second Amendment may be executed in counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile signature of either party shall constitute an original signature of such party for all purposes and is binding on said party.

[Signatures appear on the following page]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Second Amendment to Lease to be duly executed on or as of the day and year first above written.

“LANDLORD”

METRO KNOXVILLE, HMA, LLC, a Tennessee limited liability company

By:

Printed Name:	/s/ Steven E. Clifton

Title:	Senior Vice President

Tenant’s Signature Appears on Next Page

“TENANT”

KNOXVILLE EQUITY PARTNERS, LLC, a Tennessee limited liability company

By:	/s/ Norman T. Brinkman
Name:	Norman T. Brinkman
Title:	Managing Member

EXHIBIT B-1

LEGAL DESCRIPTION OF THE PREMISES

[Intentionally Omitted]